     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                                                                    EXHIBIT 10.6

                                SUPPLY AGREEMENT


         This Agreement is made on this _____ day of ____, 1997, by and among Ford Motor Company, a Delaware corporation ("Ford"), and Team Rental Group, Inc., a Delaware Corporation ("Team"), and Budget Rent A Car Corporation, A Delaware corporation ("Budget").

         WHEREAS the parties hereto desire to set forth the terms and conditions where under Budget and its affiliates will acquire Ford vehicles for use in or in support of businesses conducted by Budget and its affiliates at various locations in the United States and outside of the United States.

         Ford and Budget agree as follows:

         1. Term of Agreement. This agreement shall be effective for the period beginning as of September 1, 1997, and ending August 31, 2007.

         2. Definitions. The terms set forth below shall have the following meanings:

         Acquire -- to obtain, by purchase or lease, Vehicles for use in or in support of operations at Budget Locations.

         Acquisition -- the act of Acquiring Vehicles.

         Acquisition Year -- each period of 12 months from and including September 1 to and including the next following August 31 during the term of this Agreement (or such other customary period in countries outside the United States). Each such Acquisition Year shall be referred to by the calendar year next following the commencement of the Acquisition Year. For example, the 1998 Acquisition Year shall commence on September 1, 1997, and end on August 31, 1998.

         Annual Acquisition Plan -- defined in Paragraph 5.1 of this Agreement.

         Budget Affiliate -- with respect to Budget, any other corporation or legal entity directly or indirectly controlling, controlled by, or under common control with Budget, including, without limitation, Team and its subsidiaries, but specifically excluding any Budget Licensee. For purposes of this definition and Paragraphs 4.6 and 4.7, "control" (including "controlling," "controlled by," and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a corporation or other legal entity, whether through the ownership of voting securities, by contract, or otherwise.

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

         Budget Corporate Location -- a Budget Location that is owned and operated by Budget or a Budget Affiliate.

         Budget Licensee -- any legal entity not controlled by Budget or a Budget Affiliate that is authorized by Budget, a Budget Affiliate or another Budget Licensee to conduct a business under any trademark of Budget.

         Budget Location -- a place or geographic area except in the European Union ("EU") where Budget, a Budget Affiliate, or a Budget Licensee now or hereafter conducts a business under any trademark of Budget.

         Canadian Ford Vehicles -- defined in Paragraph 4.4.

         Confidential Material -- defined in Paragraph 19.

         Ford Affiliate -- with respect to Ford, any other corporation or legal entity directly or indirectly controlling, controlled by, or under common control with Ford. For purposes of this definition "control" (including "controlling," "controlled by," and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a corporation or other legal entity, whether through the ownership of voting securities, by contract, or otherwise.

         Ford Dealer -- a legal entity authorized by Ford or a Ford Affiliate to sell Ford Vehicles under one or more sales and service or dealer agreements.

         Ford Fleet Programs -- price discount, guaranteed resale or repurchase incentives or similar programs offered by Ford and Ford Affiliates whose primary business is the sale or manufacture and sale of Vehicles.

         Ford Vehicles -- any new and unused Vehicles as from time to time are offered for sale by Ford or any Ford Affiliate to its Ford Dealers for resale, but specifically Vehicles excluding sold under the "Mazda" or "Jaguar" name.

         Ford Vehicle Share -- the percentage that Ford Vehicle Acquisitions represents of total Vehicle Acquisitions by Budget and Budget Affiliates within each of the following considered separately: the United States, Canada, the EU and all other locations.

         Licensee Ford Vehicle Share -- defined in Paragraph 11.

         Vehicle -- any new and unused passenger car, van or truck.

         3. Ford's Fleet Programs. In accordance with past practices, Ford and Ford Affiliates will offer to Budget, Budget

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       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


Affiliates and Budget Licensees, as soon as practicable prior to the commencement of the Acquisition Year, the Ford Fleet Programs then being offered to daily rental companies for the upcoming Acquisition Year. Such Ford Fleet Programs may be amended, supplemented, or modified by Ford or Ford Affiliates, from time to time, prior to or after commencement of such Acquisition Year.

         4. Ford Vehicle Share of Acquisitions.

         4.1. In years prior to the effective date of this Agreement, Budget, Budget Affiliates and Budget Licensees have purchased, in the aggregate, Ford Vehicles in substantial quantities in the United States, Canada, Australia and EU. In that connection, Budget acknowledges that Ford Vehicles and Ford Fleet Programs made available to Budget, Budget Affiliates and Budget Licensees in such years have been competitive, considered in the aggregate, when compared with the Vehicles and fleet programs offered by other automobile manufacturers as to price, delivery dates, quality, durability, design, reputation, suitability for the Budget business, model availability, guaranteed depreciation, resale value, turn back costs and other repurchase terms. In accordance with past practices, Ford agrees that Ford Vehicles and Ford Fleet Programs to be offered to Budget, Budget Affiliates and Budget Licensees generally shall be competitive with the Vehicles and fleet programs of other automotive manufacturers to an extent similar to that of past years. Further, Budget acknowledges that from time to time in such past years the demand for Ford Vehicles for retail and fleet sales in the United States, Canada, Australia and the EU has been at levels that require Ford and Ford Affiliates to limit the allocation of such Vehicles available to fleet buyers such as Budget, Budget Affiliates and Budget Licensees. Accordingly, Budget agrees that it is in the long-term interest of Budget and Budget Affiliates for Budget to make the undertakings set forth in this Paragraph 4.

         4.2. In each Acquisition Year, Budget shall Acquire or cause the Acquisition by Budget Affiliates of Ford Vehicles in such quantity (a) in the United States, (b) Canada and (c) all other locations outside the EU that the Ford Vehicle Share in each country shall be at least 70 percent; provided, however, that in no event shall the total of Acquisitions of Ford Vehicles by Budget, Budget Affiliates and Budget Licensees in the United States be less than 80,000 Ford Vehicles ("Base U.S. Volume") in each Acquisition Year, subject to the qualifications of Paragraphs 6.1 and 6.4 hereof.

         4.3. To attain the respective Ford Vehicle Shares in each country and the Base U.S. Volume required by Paragraph 4.2 in each Acquisition Year, Ford and Budget agree to cooperate in developing Ford Vehicle delivery schedules by Ford Vehicle line.

         4.4. Ford Vehicles which have been sold by Ford Motor Company of Canada Limited to its Ford Dealers ("Canadian Ford

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       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


Vehicles") and Acquired by Budget and Budget Affiliates in Canada shall be counted toward achievement of the Ford Vehicle Share (or the Licensee Ford Vehicle Share) in Canada, but no Canadian Ford Vehicles, no matter how Acquired by Budget, Budget Affiliates or Budget Licensees for use in the United States, shall be counted toward achievement of the Ford Vehicle Share (or the Licensee Ford Vehicle Share) in the United States or the Base U.S. Volume.

         4.5. Any failure to achieve the respective Ford Vehicle Share in any country or the Base U.S. Volume required by Paragraph 4.2 by the end of any Acquisition Year shall be presumed to be a default by Budget under this Agreement, subject to challenge by Budget.

         4.6. If Budget or any Budget Affiliate should, directly or indirectly, convey, sell, assign, franchise, license, transfer or otherwise dispose of (collectively "Transfer") all or any portion of any Budget Corporate Location, that had an average fleet size of 150 vehicles or more for the twelve-month period prior to the Transfer, or any fixed assets, real properties, or other property or assets a reasonably necessary for the conduct of the Budget Rent A Car or Budget Rent A Truck business at such Budget Corporate Location (collectively "Assets") to any party ("Transferee"), Budget or such Budget Affiliate shall use reasonable best efforts to ensure that the Transferee (i) in each Acquisition Year will Acquire Ford Vehicles in such quantity that the Ford Vehicle Share of Acquisitions for such Budget Location shall remain at least 70 percent for the remainder of the term of this Agreement; and (ii) will require any subsequent Transferee of such Assets or a substantial portion thereof to agree to terms identical to those in this clause.

         4.7. If, despite the reasonable best efforts of Budget or a Budget Affiliate, as applicable, as required under Paragraph 4.6 above, the Transferee does not Acquire Ford Vehicles in such quantity that the Ford Vehicle Share of Acquisition for such Budget Location shall remain at least 70 percent for the remainder of the term of this Agreement, then, during the term of this Agreement, the total number of Vehicles Acquired and the number of Ford Vehicles Acquired by Transferee for use at such Budget Location shall continue to be included in the calculation of the Ford Vehicle Share required under Paragraph
4.2. Accordingly, Budget shall increase the number of Ford Vehicles Acquired by Budget to the extent necessary to cover any shortfall below a Ford Vehicle Share, as calculated hereunder, of 70 percent caused by Transferee's failure to Acquire Ford Vehicles. Within a reasonable period of time before any proposed Transfer of a Budget Corporate Location (but no later than 10 business days prior thereto), Budget shall notify Ford in writing of such proposed Transfer. Budget shall, from time to time, provide Ford with such information regarding any Transfer of a Budget Corporate Location as Ford may reasonably request to facilitate calculation of the Ford Vehicle Share hereunder.

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


         4.8. Except as otherwise provided in Paragraphs 4.6 and 4.7, and subject to the provisions thereof, if a change of control occurs with respect to Budget or any Budget Affiliate and such change of control would affect the applicability of this Agreement to any then existing Budget Location, then Budget shall require the person or entity acquiring control of Budget or such Budget Affiliate to enter into an agreement with Ford containing substantially the same terms and conditions as are contained in this Agreement with respect to all Budget Locations affected by such change of control.

         5. Annual Acquisition Plan, etc.

         5.1. On or before July 1 of each Acquisition Year, Budget shall prepare and submit to Ford a plan for Acquisitions by Budget and Budget Affiliates in the United States, including Ford Vehicles, for the following Acquisition Year (the "Annual Acquisition Plan"). Such Plan shall specify, in reasonable detail, the volume, models, and delivery dates of Ford Vehicles, and shall show how the Ford Vehicle Share and Base U.S. Volume shall be achieved as required by Paragraph 4.2. In addition, such Plan shall include a good faith estimate of the volume, models and delivery dates of Ford Vehicles to be Acquired by Budget Licensees.

         5.2. Monthly, Budget shall prepare and submit to Ford a revision of the Annual Acquisition Plan showing total Acquisitions (including Ford Vehicles) in the United States for the Acquisition Year to date as of 30 or fewer days prior to the due date of such revised Annual Acquisition Plan, and proposed Vehicle Acquisition in the United States (including Ford Vehicles) for the remainder of the Acquisition Year.

         5.3. Budget shall also prepare or cause to be prepared and submit to Ford, or the appropriate Ford Affiliate, Annual Acquisition Plans for Canada and all other countries outside the EU in the manner set forth above for Acquisitions within the United States.

         6. Ford Vehicle Acquisitions.

         6.1. In consideration of the obligations undertaken by Budget, Ford shall, and shall cause Ford Affiliates to, cooperate with Ford Dealers with which Budget or Budget Affiliates or Budget Licensees negotiate the Acquisition of Ford Vehicles, consistent with the sales and service or dealer agreements between Ford or Ford Affiliates, on the one hand, and its or their respective Ford Dealers, on the other hand, to make reasonable allocations of Ford Vehicles for resale to Budget or Budget Affiliates or Budget Licensees and to process Ford Vehicle orders and to arrange delivery of Ford Vehicles as agreed by Budget or Budget Affiliates or Budget Licensees and such Dealers. Subject to any production disruption described in Paragraph 6.4(a)-(d) below, such reasonable allocation of Ford Vehicles

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

made available by Ford for Acquisition under the Ford Fleet Programs by Budget, Budget Affiliates and Budget Licensees (in the aggregate) in the United States in any Acquisition Year shall not be fewer than 80,000 Ford Vehicles in such allocations by vehicle class and Fleet Program as Ford may, in consultation with Budget, establish; provided, however, that Ford may allocate fewer than 80,000 Ford Vehicles in an Acquisition Year if Ford and Budget reasonably agree that the terms of the applicable Fleet Programs are such that the lower allocation provides the equivalent rental usage of 80,000 Ford Vehicles under prior year Fleet Programs.

         6.2. In countries other than the U.S. to which this Agreement applies, Ford shall make reasonable efforts to encourage Ford Affiliates to make Ford Vehicles available to Budget and Budget Affiliates in sufficient quantities to permit Budget and Budget Affiliates to achieve the Ford Vehicle Share by country specified herein.

         6.3. The following provisions shall apply with respect to any allocation above the Base U.S. Volume of 80,000 Ford Vehicles: (a) Ford and Ford Affiliates shall make reasonable efforts to fill orders for Ford Vehicles to be Acquired by Budget or Budget Affiliates or Budget Licensees, it being understood that Ford and Ford Affiliates also are subject to concurrent commitments to provide Ford Vehicles to Ford Dealers for other purposes. In the event such commitments cannot be satisfied from existing Ford Vehicle production capacity, Ford and Ford Affiliates shall have the right to allocate available Ford Vehicle production to balance these commitments in the manner they deem most appropriate in their reasonable business judgment.

         (b) Ford and Ford Affiliates similarly may allocate production between retail and fleet sales for any reason including, without limitation, demand for Ford Vehicles for retail sales.

         6.4. If, because of (a) shortage or curtailment of material, labor, transportation, or utility service; (b) any labor or production difficulty; (c) any governmental action; or (d) any cause beyond the reasonable control of Ford or Ford Affiliates, Ford Vehicle production is disrupted and material deliveries of Ford Vehicles to be Acquired by Budget, Budget Affiliates or Budget Licensees are delayed as a result, then Budget and/or appropriate Budget Affiliates and Ford and/or appropriate Ford Affiliates shall make good faith, reasonable efforts to revise the affected Annual Acquisition Plan or Plans, as modified under Paragraph 5.2, so that the respective Ford Vehicle Share and Base U.S. Volume shall be attained as required by Paragraph 4.2; provided, however, that Budget shall not be required to increase its Ford vehicle Share in the U.S. in excess of 80% with respect to any Vehicle Acquisitions to be made for the remainder of any Acquisition Year to which this Paragraph 6.4 applies in order to achieve the Ford Vehicle Share or the Base

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

U.S. Volume. If the respective Ford Vehicle Share or Base U.S. Volume is not attained despite the good faith, reasonable efforts of Budget and/or the appropriate Budget Affiliates to revise the Annual Acquisition Plan, then the liquidated damages of Paragraph 9 shall not apply to the extent that Budget's failure to attain the Ford Vehicle Share or Base U.S. Volume is solely attributable to a production disruption described in this Paragraph.

         7. Royalty. Team will pay, or cause Budget to pay, Ford a Royalty in accordance with the provisions of Exhibit A attached hereto.

         8. Budget Certificates on Acquisitions. As soon as practicable after each Acquisition Year, but not later than four months after such Acquisition Year, Budget shall deliver to Ford or the Ford Affiliate designated by Ford a certificate signed by an executive officer of Budget certifying for such Acquisition Year total Vehicle Acquisitions and total Ford Vehicle Acquisitions at Budget Locations and the resulting Ford Vehicle Share and, to the best knowledge of such officer, the resulting Licensee Ford Vehicle Share.

         9. Remedy for Ford Vehicle Share Shortfall.

         9.1. Except as otherwise provided in this Agreement, in the event Budget shall fail to attain in any country the Ford Vehicle Share or Base U.S. Volume specified in Paragraph 4.2 for any Acquisition Year, Budget and Ford agree that Ford would be harmed by the consequent loss of profit, production and exposure of Ford Vehicles to rental customers of Budget and Budget Affiliates who are potential purchasers of Ford Vehicles, and that the damages to Ford would be difficult to ascertain. Accordingly, Budget and Ford adopt the following provision for payment of liquidated damages in lieu of all other rights and remedies:

         For each Acquisition Year in which Budget shall fail to attain in any country the Ford Vehicle Share or the Base U.S. Volume required by this Agreement, Budget or a Budget Affiliate shall pay to Ford or the damaged Ford Affiliate, as applicable, a sum equal to (a) $XXX (or the equivalent in local currency), multiplied by (b) the number of additional Ford Vehicles that would be necessary to attain the required Ford Vehicle Share in such country or Base U.S. Volume for the Acquisition year in question. In calculating the shortfall of Ford Vehicle Acquisitions for an Acquisition Year in such country for the purpose of computing the liquidated damages payable by Budget, Ford will give Budget credit for the additional number of Ford Vehicles Acquired by Budget and Budget Affiliates in such country in the prior Acquisition Year (over and above the number of Ford Vehicles necessary to achieve the respective Ford Vehicle Share of 70 percent in such country in such prior Acquisition Year), except that no credit shall be given in the U.S. unless the Ford Vehicle Share of 70 percent exceeds 80,000 Ford Vehicles, and

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

then the credit shall be only as to the excess over 80,000 Ford Vehicles.

         9.2. Such payment shall become due 15 days after the delivery of the officer's certificate required by paragraph 8 of this Agreement. Upon 30 days' notice, Ford may offset the amount of any such damages against any payments then due or thereafter becoming due from Ford to Budget or Budget Affiliates, without limiting any right or remedy Ford may have to collect such liquidated damages from Budget.

         9.3. The foregoing provisions shall not apply to the extent Budget's failure to achieve the Ford Vehicle Share in any country as required under Paragraph 4.2 is solely attributable to Ford's failure to allocate quantities of Ford Vehicles for Acquisition by Budget sufficient to achieve such Ford Vehicle Share in such country.

         10. Remedy for Base U.S. Volume Shortfall.

         10.1. Except as otherwise provided in this Agreement, in the event Ford shall fail to allocate at least 80,000 Ford Vehicles for Acquisition by Budget, Budget Affiliates and Budget Licensees (in the aggregate) in the U.S. for any Acquisition Year for any reason other than a production disruption described in Paragraph 6.4, and Budget and Budget Affiliates would have Acquired such number of Ford Vehicles but for Ford's failure to provide them, and the parties have not otherwise agreed that any lower allocation would provide equivalent rental usage as provided in Paragraph 6.1, then Budget and Ford agree that Budget would be harmed by the consequent loss of business and profit attributable to such reduced allocation and that the damages to Budget would be difficult to ascertain. Accordingly, Budget and Ford adopt the following provision for payment of liquidated damages in lieu of all other rights and remedies:

         For each Acquisition Year in which the foregoing described failure to allocate the Base U.S. Volume should occur, Ford or a Ford Affiliate shall pay to Budget or the damaged Budget Affiliate, as applicable, a sum equal to (a) $XXX, multiplied by (b) the number of additional Ford Vehicles that would be necessary to attain the Base U.S. Volume for the Acquisition Year in question. In calculating the shortfall of the Base U.S. Volume for an Acquisition Year for the purpose of computing the liquidated damages payable by Ford, Budget will give Ford credit for the additional number of Ford Vehicles allocated by Ford or Ford Affiliates to Budget, Budget Affiliates and Budget Licensees in the U.S. in the prior Acquisition Year (over and above the 80,000 Ford Vehicles necessary to achieve the respective Base U.S. Volume in such prior Acquisition Year).

         10.2. Such Payment shall become due 15 days after the delivery of the officer's certificate required by Paragraph 8 of this Agreement. Upon 30 days' notice, Budget may offset the

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     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


amount of any such damages against any payments then due or thereafter becoming due from Budget or Budget Affiliates, without limiting any right or remedy Budget may have to collect such liquidated damages from Ford.

         11. Licensee Ford Vehicle Share. With respect to Acquisitions by Budget Licensees, Budget agrees that in each Acquisition Year it will promote the acquisition and use of Ford Vehicles by Budget Licensees, in substantially the same manner and to the same extent that Budget has historically promoted the acquisition and use of Ford Vehicles by Budget Licensees (it being understood that Budget does not control the type of vehicles Budget Licensees acquire and use in their rental fleets) with a target of 70% of Ford Vehicles ("Licensee Ford Vehicle Share"). Budget shall, with input and cooperation from Ford, develop programs designed to increase the percentage of Ford Vehicles Acquired by Budget Licensees with the objective of implementing the first of such programs by the 1998 Acquisition Year.

         12. Operations in Other Countries. To the extent that Budget shall offer franchisee services to Budget Licensees in countries in which Budget presently does not provide franchisee services, Budget and Ford will negotiate arrangements similar to those set forth in Paragraph 11, including appropriate targets.

         13. Budget European Operations. With respect to Acquisitions by Budget Affiliates and Budget Licensees within the EU, Budget shall recommend to such Budget Affiliates and Budget Licensees that they acquire Ford Vehicles from Ford Dealers or Ford Affiliates in their respective countries, with a target of numbers sufficient to attain a Ford Vehicle Share or Licensee Ford Vehicle Share of 70 percent.

         14. Option Allocation Agreements. Budget agrees that so long as it purchases Vehicles from Ford that are subject to Ford's Daily Rental Repurchase Program (one of the Fleet Programs referenced in Paragraph 3 of this Agreement), Budget will enter into an Option Allocation Agreement in substantially similar form to those appended hereto as Exhibit B, in which the amount allocated to the repurchase option shall equal the estimate, reasonably determined by Ford, of any loss on the resale of such Vehicles. Each such agreement will provide that the parties will reflect the allocations set forth therein in all federal, state and local income tax returns.

         15. Illegality of Agreement. If any provision of this Agreement is rendered invalid, illegal or unenforceable by enactment of a statute or a final decision by a court or governmental agency of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired.

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     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


         16. Inspection of Budget Records. Ford and Ford Affiliates engaged in the manufacture or distribution of Ford Vehicles shall have the right, through its or their duly authorized agents or representatives, to examine all pertinent records of Budget or Budget Affiliates at any time and from time to time during normal business hours and upon two days' prior written notice, to the extent necessary to determine the accuracy of all statements that may be furnished by Budget to Ford pursuant to Paragraph 8 hereof. Such records will include all documents pertaining to the number of Ford Vehicles and other Vehicles included in Budget's Vehicle Acquisitions.

         17. Entire Agreement. This Agreement supersedes any prior agreements and understandings, written and oral, between Team, Budget and Ford with respect to the subject matter hereof; provided, however, that the agreement effective as of November 1, 1988 ( the "1988 Agreement"), shall remain in full force and effect to and including August 31, 1997, whereupon the 1988 Agreement shall terminate as though August 31, 1997, were the date for the expiration thereof. This Agreement may not be changed in any way except by an instrument signed and delivered by the duly authorized representatives of Ford and Budget.

         18. Notices. Any notice, consent, approval or other communication required or permitted hereunder shall be in writing, shall be given by registered or certified United States mail and shall be deemed given when deposited in the mail, postage paid and addressed as follows:

         (a)      if to Ford:

                  Ford Motor Company
                  300 Renaissance Center
                  P.O. Box 43362
                  Detroit, Michigan 48243
                  Attention:  Executive Director
                              Rental, Lease and Remarketing
                              Operations

                  with a copy to:

                  Ford Motor Company
                  Office of the Secretary
                  The American Road
                  Dearborn, Michigan 48121; and

         (b)      if to Budget:

                  Budget Rent A Car Corporation
                  4225 Naperville Road
                  Lisle, Illinois 60532
                  Attention:  Chief Executive Officer

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     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


         (c)      if to Team:

                  Team Rental Group, Inc.
                  125 Basin Street, Suite 210
                  Daytona Beach, FL 32114

         Such addresses may be changed by notice given in like manner.

         19. Confidentiality. This Agreement, or any part of the contents hereof, and all records, statements and matters relating hereto including information obtained or provided pursuant to Paragraph 16 (collectively "Confidential Material") shall be treated as confidential and each of the parties shall take or cause to be taken the same degree of care in preventing disclosure of the Confidential Material as it does with its own confidential trade or business information. Further, except as may otherwise be required by law or by subpoena or civil investigative demand, neither party shall provide the Confidential Material, or any part thereof, to any other person or legal entity, without the prior written consent of the other, which consent shall not be withheld unreasonably. In disclosing the Confidential Material to any person or legal entity, the disclosing party will impose on the receiving party the same degree of confidentially and care that the parties have undertaken in the first sentence of this paragraph or, in the case of Confidential Material supplied to any person or governmental agency pursuant to subpoena or civil investigative demand, requirement of the Securities and Exchange Commission or similar request, the disclosing party will seek an appropriate protective order or confidential treatment, and will use its best efforts to assure that the receiving party or entity returns all copies of all the Confidential Material that shall have been furnished to it, promptly after the receiving party or entity shall have completed its required analysis or review of such Confidential Material.

         20. Governing Law. This Agreement shall in all respects be governed by and be construed in accordance with the laws of the State of Michigan without giving effect to the principles of conflicts of laws thereof.

         21. Dispute Resolution. If a dispute arises between the parties relating to this Agreement, the following procedure shall be implemented, and none of the parties shall pursue other available remedies, except that any party may seek injunctive relief from a court where appropriate in order to maintain the status quo while this procedure is being followed:

         (a) Ford, Team and Budget shall hold a meeting promptly, attended by persons with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute; provided, however, that no such meeting

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       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                  shall be deemed to vitiate or reduce the obligations and liabilities of the parties hereunder or be deemed a waiver by a party hereto of any remedies to which such party would otherwise be entitled hereunder.

         (b) If, within 30 days after such meeting, the parties have not succeeded in negotiating a resolution of the dispute, they shall submit the dispute to mediation in accordance with the then-current Model Procedure for Mediation of Business Disputes of the Center for Public Resources and bear equally the costs of mediation.

         (c) The parties will jointly appoint a mutually acceptable mediator, seeking assistance in such regard from the Center for Public Resources if they have been unable to agree upon such appointment within 20 days from the conclusion of the negotiation period.

         (d) The parties shall participate in good faith in the mediation and negotiations related thereto for a period of 30 days. If the parties are not successful in resolving the dispute through the mediation, then the parties agree to submit the matter to binding arbitration in accordance with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes, by a sole arbitrator.

         (e) Mediation or arbitration shall take place in Detroit, Michigan, unless otherwise agreed by the parties. The substantive and procedural law of the State of Michigan shall apply to the proceedings. Equitable remedies shall be available in any arbitration. Punitive damages shall not be awarded. This Paragraph 21 is subject to the Federal Arbitration Act, 9 U.S.C.A. Section 1 et. seq. and judgment upon the award rendered by the arbitrator, if any, may be entered by any court having jurisdiction thereof.

         22. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Team, Budget and Ford and their respective successors and assigns; provided, however, no assignment of the obligations of Team, Budget or Ford hereunder shall release Team, Budget or Ford, as assignor, from the performance of its obligations thereunder for the remainder of the term hereof after any such assignment.

         23. Headings. The paragraph headings herein are included for convenience of reference only and shall not be deemed a part of this Agreement.

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the day and year first above written.


FORD MOTOR COMPANY                      BUDGET RENT A CAR CORPORATION


By:                                     By:
   ---------------------------------       -------------------------------------
Its:                                    Its:
    --------------------------------        ------------------------------------


TEAM RENTAL GROUP, INC.


By:
   ---------------------------------
Its:
    --------------------------------

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                                                                       EXHIBIT A

                                 ROYALTY PAYMENT


         1. Royalty. (a) On or before September 1, 1998 and on each anniversary thereof through September 1, 2004, Team shall pay or shall cause Budget to pay to Ford an amount (the "Royalty") equal to the greater of (i) one percent of Net Vehicle Revenue of Budget for the prior Acquisition Year; or (ii) the Minimum Amount as defined in subparagraph 1(c). The Royalty payable with respect to an Acquisition Year shall be reduced by $XXX for each Ford Vehicle purchased by Budget, Budget Affiliates and Budget Licensees in such Acquisition Year in excess of 123,000 Ford Vehicles. In no event shall the aggregate Royalty paid hereunder exceed $100,000,000 (the "Cap").

         (b) As used herein, the term "Net Vehicle Revenue" for an Acquisition Year shall mean:

         (i) gross revenue from mileage and time, LDW and vehicle class upsells; less

         (ii) revenue discounts, satisfaction guarantee allowance and intercity rental revenue split.

         (c) As used herein, the term "Minimum Amount" for an Acquisition Year shall mean:

         (i) For the 1998 Acquisition Year, payable September 1, 1998, $9,900,000 (the "1998 Minimum Amount");

        (ii) In the 1999 Acquisition Year, payable September 1, 1999, an amount equal to the 1998 Minimum Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 1999 and the denominator of which shall be the CPI for April 1998, or (B) XXX, whichever is smaller (the "1999 Minimum Amount");

         (iii) In the 2000 Acquisition Year, payable September 1, 2000, an amount equal to the 1999 Minimum Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 2000 and the denominator of which shall be the CPI for April 1999, or (B) XXX, whichever is smaller (the "2000 Minimum Amount");

         (iv) For the 2001 Acquisition Year, payable September 1, 2001, an amount equal to the 2000 Minimum Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 2001 and the denominator of which shall be the CPI for April 2000, or (B) XXX, whichever is smaller (the "2001 Minimum Amount");

         (v) For the 2002 Acquisition Year, payable September 1, 2002, an amount equal to the 2001 Minimum

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


    Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 2002 and the denominator of which shall be the CPI for April 2001, or (B) XXX, whichever is smaller (the "2002 Minimum Amount");

         (vi) In the 2003 Acquisition Year, payable September 1, 2003, an amount equal to the 2002 Minimum Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 2003 and the denominator of which shall be the CPI for April 2002, or (B) XXX, whichever is smaller (the "2003 Minimum Amount"); and

         (vii) In the 2004 Acquisition Year, payable September 1, 2004, an amount equal to the 2003 Minimum Amount multiplied by: (A) a fraction, the numerator of which shall be the CPI for April 2004 and the denominator of which shall be the CPI for April 2003, or (B) XXX, whichever is smaller (the "2004 Minimum Amount").

         (d) As used herein, the term "CPI" shall mean the United States Department of Labor Statistics Revised Consumer Price Index for All Urban Consumers, or the successor of such Index.

         (e) The parties agree that calculation of the Royalty shall be governed by the following principles:

         (i) Net Vehicle Revenue of Budget shall be calculated consistently with the calculation of Net Vehicle Revenue for Acquisition Year 1996.

         (ii) The Royalty is intended to reflect revenue generated from Budget's corporate vehicle rental business as it existed as of the date of acquisition by Team. To the extent that Budget's corporate structure changes or its method of doing business changes so that Net Vehicle Revenue is reduced, then Team shall prepare, or shall cause Budget to prepare, a calculation of Net Vehicle Revenue that most accurately reflects the Net Vehicle Revenue that would have been generated from Budget's vehicle rental business had such changes not occurred.

         2. Audit Rights; Royalty Adjustment. (a) At the time that Team is obliged to make payment of the Royalty under Section 1, Team shall deliver to Ford documentation in support of its calculation of Net Vehicle Revenue. Such documentation shall consist of relevant excerpts from Budget's trial balance or similar accounting records, and any other accounting material which Ford may reasonably request to substantiate Team's calculation of Net Vehicle Revenue. The truth and accuracy of any information provided by Team to Ford pursuant to this Section shall be certified by the chief financial officer of Team.

         (b) Ford and Ford's accountants shall, within 180 days after payment of the Royalty pursuant to Section 1, complete

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


their review of the calculation of Net Vehicle Revenue and the Royalty. During such 180 day period, Team shall furnish, or cause Budget to furnish, to Ford all information reasonably requested by Ford for its review of such calculation. In the event that Ford determines that the Royalty or Net Vehicle Revenue has not been determined in accordance with Section 1, Ford shall notify Team in writing (the "Ford Objection"), setting forth the basis of the Ford Objection in reasonable detail and to the extent practicable the adjustments to the Royalty or Net Vehicle Revenue which Ford believes should be made, on or before the last day of such 180 day period. Team shall have 30 days after its receipt of the Ford Objection to review the Ford Objection, and shall notify Ford in writing immediately upon completion of such review. If Ford and Team are unable to resolve all of their disagreements with respect to the determination of the disputed items within 30 days following receipt by Ford of the notice given by Team in accordance with the preceding sentence, they shall refer their remaining differences to an internationally recognized firm of independent public accountants (as to whose identity Ford and Team shall agree after good faith negotiation (the "CPA Firm")), which shall, acting as experts in accounting and not as arbitrators, determine on the basis of the standards set forth in Section 1, and only with respect to the specific remaining accounting related differences so submitted (the "Disputed Items"), whether and to what extent, if any, the Royalty or Net Vehicle Revenue requires adjustment. Ford and Team shall direct the CPA Firm to use its best efforts to render its determination within 45 days after its engagement. The CPA Firm's determination concerning the Disputed Items shall be conclusive and binding upon Ford and Team. The fees and disbursements of the CPA Firm shall be borne equally by the parties. Ford and Team shall make readily available to the CPA Firm all relevant books and records and any work papers (including those of the parties' respective accountants) relating to resolution of the Disputed Items which are reasonably requested by the CPA Firm. The "Adjusted Royalty" shall be (i) the Royalty in the event that
(x) no Ford Objection is delivered to Team during the applicable 180 day period, or (y) Ford and Team agree as to the amount of the Royalty, (ii) the Royalty, adjusted in accordance with the Ford Objection in the event that Team does not respond to the Ford Objection within the 30-day period following receipt by Team of the Ford Objection, or (iii) the Royalty, as adjusted by either (x) the agreement of Ford and Team, or (y) the CPA Firm.

         (c) Within 10 business days following determination of the Adjusted Royalty, Team shall make, or cause Budget to make, a payment equal to (i) the difference, if any (the "Adjustment Amount"), between (A) the greater of the Royalty and the Adjusted Royalty and (B) the Royalty, plus (ii) interest on the Adjustment Amount, for the period from and including the date payment of the Royalty is required to be made under Section 1 to but excluding the date on which payment of the Adjustment Amount is made (calculated on the basis of the actual number of days elapsed in such period over 360 days), at a per annum rate equal to the

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


"base rate" publicly announced by Citibank, N.A. or any successor thereto in New York, New York on the date payment is required to be made under Section 1. The Adjustment Amount payable pursuant to this Section shall be paid by wire transfer of immediately available funds to an account designated in writing by Ford.

         3. Unconditional Obligation. The obligation to pay the Royalty shall be unconditional. Team shall have no right of set-off or deduction against the Royalty.

                                                                     EXHIBIT B-1

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

                         Option Allocation Agreement
                               1995 Model Year

         This AGREEMENT is made and entered into as of the 1st day of September, 1996, by and between Ford Motor Company, a Delaware corporation ("Ford"), and Budget Rent A Car Corporation, a Delaware corporation ("Budget"), for the purpose of setting forth certain understandings of the parties hereto, pertaining to Budget's participation in Ford's 1995 Model Daily Rental Repurchase Program, dated June 30, 1994 (the "1995 Program").

         WHEREAS, Budget was a qualified participating daily rental company when the 1995 Program was launched and thus was eligible to participate in the 1995 Program;

         WHEREAS, Budget received from Ford an allocation of 1995 Model Year vehicles manufactured by Ford or its affiliates, that were subject to the 1995 Program ("Eligible Vehicles");

         WHEREAS, for each Eligible Vehicle delivered to Budget subject to the 1995 Program, Ford also granted to Budget the right, but not the obligation, to tender such Eligible Vehicle to Ford for repurchase at a price determined in accordance with the 1995 Program, which right (the "Repurchase Right") had substantial value to Budget;

         WHEREAS, the terms and conditions of the Repurchase Right are clearly spelled out in the written description of the 1995 Program and distributed by Ford to daily rental operators;

         WHEREAS, in participating in the 1995 Program, Budget was able to purchase Ford vehicles in quantity and at a discount to the prices normally available in the marketplace, and

         WHEREAS, Budget continues to be a qualified participating daily rental company that is eligible to participate in the 1995 Program.

         NOW THEREFORE, Ford and Budget have agreed as follows:

         1. Allocation. Of the payments made by Budget pursuant to the 1995 Program for Eligible Vehicles and the corresponding Repurchase Rights, the following amounts are attributable to the value of the Repurchase Rights:

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                        Vehicle Line                                      Repurchase Right
                        ------------                                      ----------------

                          Escort                                                 XXX

                          Contour                                                XXX

                          Aspire                                                 XXX

                          Mustang                                                XXX

                          Probe                                                  XXX

                          Taurus                                                 XXX

                          Thunderbird                                            XXX

                          Crown Victoria                                         XXX

                          Windstar                                               XXX

                          Bronco                                                 XXX

                          Explorer                                               XXX

                          Econoline Van                                          XXX

                          Econoline Wagon                                        XXX

                          Ranger                                                 XXX

                          Aerostar                                               XXX

                          Tracer                                                 XXX

                          Mystique                                               XXX

                          Villager                                               XXX

                          Sable                                                  XXX

                          Cougar                                                 XXX

                          Grand Marquis                                          XXX

                          Town Car                                               XXX

                          Continental                                            XXX

                          Mark VIII                                              XXX


     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


Nothing in this agreement shall affect the parties' rights and obligations under Ford's Daily Rental Repurchase Programs.

      2. Tax Returns. The parties agree to reflect the allocation to 1995 Model Eligible Vehicles and the corresponding Repurchase Rights set forth in Paragraph 1 in all federal, state and local income tax returns, beginning with the taxable year ending December 31, 1995 (in the case of Ford) and the taxable year ending September 30, 1995 (in the case of Budget). The parties further agree to file amended tax returns where necessary to comply with their obligations under this Paragraph 2. Ford agrees to make available to Budget without charge such assistance in terms of personnel and resources as may reasonably be required for Budget to prepare amended tax returns for its taxable year ending September 30, 1995. Ford also agrees to provide Budget with such information as it may reasonably request to prepare tax returns in accordance with this Paragraph 2 for subsequent taxable years.

      3. No Indemnification. Nothing in this agreement shall be construed to impose on one party the obligation to indemnify or otherwise compensate the other party on account of any taxes, it being understood (and hereby acknowledged by the parties) that the allocations set forth in Paragraph 1 represent the parties' agreement as to the economic substance of their transactions pursuant to the 1995 Program. Without limiting the generality of the foregoing, nothing in this agreement shall be construed to require Ford to compensate Budget for any adverse income tax consequences resulting from lower depreciation deductions that may arise as a result of the use of the allocations set forth in Paragraph 1.

      4. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

      5. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the allocated value of the Repurchase
Rights granted pursuant to the 1995 Program and supersedes all prior oral and written agreements, memoranda and understandings among the parties with regard to such subject matter.

      6. Governing Law. This Agreement will be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and the laws pertaining to conflicts or choice of laws, of the State of Michigan applicable to agreements made and to be performed within the State of Michigan. Any litigation arising from this Agreement will be brought in the courts of the State of Michigan or the U.S. District Court for the Eastern District of Michigan. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any such litigation in such courts and agree not to plead or claim in any such court that such litigation has been brought in an inconvenient forum.

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


      7. Modifications and Amendments. No amendment or modification of this Agreement will be binding unless executed in writing by the parties hereto.

      8. Partial Invalidity. Any provision of this Agreement which is found to be invalid or unenforceable by any court in any jurisdiction will, as to that jurisdiction, be ineffective to the extent to the extent of such invalidity or unenforceability, and the invalidity or unenforceability of such provision will not affect the validity or enforceability of the remaining provisions hereof.

      9. Titles and Headings. Titles and Headings of sections of this Agreement are for convenience only and will not affect the construction of any provision of this Agreement.

      10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties.


BUDGET RENT A CAR CORPORATION                 FORD MOTOR COMPANY

By:                                           By:
   -------------------------------               -------------------------------

Title:                                        Title:
      ----------------------------                  ----------------------------

                                                                     EXHIBIT B-2

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

                         Option Allocation Agreement
                               1996 Model Year

         This AGREEMENT is made and entered into as of the 1st day of September, 1996, by and between Ford Motor Company, a Delaware corporation ("Ford"), and Budget Rent A Car Corporation, a Delaware corporation ("Budget"), for the purpose of setting forth certain understandings of the parties hereto, pertaining to Budget's participation in Ford's 1996 Model Daily Rental Repurchase Program, dated June 21, 1995 (the "1996 Program").

         WHEREAS, Budget was a qualified participating daily rental company when the 1996 Program was launched and thus was eligible to participate in the 1996 Program;

         WHEREAS, Budget received from Ford an allocation of 1996 Model Year vehicles manufactured by Ford or its affiliates, that were subject to the 1996 Program ("Eligible Vehicles");

         WHEREAS, for each Eligible Vehicle delivered to Budget subject to the 1996 Program, Ford also granted to Budget the right, but not the obligation, to tender such Eligible Vehicle to Ford for repurchase at a price determined in accordance with the 1996 Program, which right (the "Repurchase Right") had substantial value to Budget;

         WHEREAS, the terms and conditions of the Repurchase Right are clearly spelled out in the written description of the 1996 Program and distributed by Ford to daily rental operators;

         WHEREAS, in participating in the 1996 Program, Budget was able to purchase Ford vehicles in quantity and at a discount to the prices normally available in the marketplace, and

         WHEREAS, Budget continues to be a qualified participating daily rental company that is eligible to participate in the 1996 Program.

         NOW THEREFORE, Ford and Budget have agreed as follows:

         1. Allocation. Of the payments made by Budget pursuant to the 1996 Program for Eligible Vehicles and the corresponding Repurchase Rights, the following amounts are attributable to the value of the Repurchase Rights:

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                Vehicle Line                                       Repurchase Right
                ------------                                       ----------------

                   Escort                                                 XXX

                   Contour                                                XXX

                   Aspire                                                 XXX

                   Mustang                                                XXX

                   Probe                                                  XXX

                   Taurus                                                 XXX

                   Thunderbird                                            XXX

                   Crown Victoria                                         XXX

                   Windstar                                               XXX

                   Bronco                                                 XXX

                   Explorer                                               XXX

                   Econoline Van                                          XXX

                   Econoline Wagon                                        XXX

                   Ranger                                                 XXX

                   F-Series                                               XXX

                   Aerostar                                               XXX

                   Tracer                                                 XXX

                   Mystique                                               XXX

                   Villager                                               XXX

                   Sable                                                  XXX

                   Cougar                                                 XXX

                   Grand Marquis                                          XXX

                   Town Car                                               XXX

                   Continental                                            XXX

                   Mark VIII                                              XXX

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

Nothing in this agreement shall affect the parties' rights and obligations under Ford's Daily Rental Repurchase Programs.

        2. Tax Returns. The parties agree to reflect the allocation to 1996 Model Eligible Vehicles and the corresponding Repurchase Rights set forth in Paragraph 1 in all federal, state and local income tax returns, beginning with the taxable year ending December 31, 1995 (in the case of Ford) and the taxable year ending September 30, 1995 (in the case of Budget). The parties further agree to file amended tax returns where necessary to comply with their obligations under this Paragraph 2. Ford agrees to make available to Budget without charge such assistance in terms of personnel and resources as may reasonably be required for Budget to prepare amended tax returns for its taxable year ending September 30, 1995. Ford also agrees to provide Budget with such information as it may reasonably request to prepare tax returns in accordance with this Paragraph 2 for subsequent taxable years.

        3. No Indemnification. Nothing in this agreement shall be construed to impose on one party the obligation to indemnify or otherwise compensate the other party on account of any taxes, it being understood (and hereby acknowledged by the parties) that the allocations set forth in Paragraph
1 represent the parties' agreement as to the economic substance of their transactions pursuant to the 1996 Program. Without limiting the generality of the foregoing, nothing in this agreement shall be construed to require Ford to compensate Budget for any adverse income tax consequences resulting from lower depreciation deductions that may arise as a result of the use of the allocations set forth in Paragraph 1.

        4. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

        5. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the allocated value of the Repurchase
Rights granted pursuant to the 1996 Program and supersedes all prior oral and written agreements, memoranda and understandings among the parties with regard to such subject matter.

        6. Governing Law. This Agreement will be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and the laws pertaining to conflicts or choice of laws, of the State of Michigan applicable to agreements made and to be performed within the State of Michigan. Any litigation arising from this Agreement will be brought in the courts of the State of Michigan or the U.S. District Court for the Eastern District of Michigan. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of

     CERTAIN PORTIONS OF THIS EXHIBIT, WHICH ARE INDICATED BY "XXX," HAVE
       BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND
        SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

any such litigation in such courts and agree not to plead or claim in any such court that such litigation has been brought in an inconvenient forum.

        7. Modifications and Amendments. No amendment or modification of this Agreement will be binding unless executed in writing by the parties hereto.

        8. Partial Invalidity. Any provision of this Agreement which is found to be invalid or unenforceable by any court in any jurisdiction will, as to that jurisdiction, be ineffective to the extent to the extent of such invalidity or unenforceability, and the invalidity or unenforceability of such provision will not affect the validity or enforceability of the remaining provisions hereof.

        9. Titles and Headings. Titles and Headings of sections of this Agreement are for convenience only and will not affect the construction of any provision of this Agreement.

        10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties.

BUDGET RENT A CAR CORPORATION                  FORD MOTOR COMPANY

By:                                            By:
   -------------------------------                ------------------------------

Title:                                         Title:
      ----------------------------                   ---------------------------